                                                                  Exhibit (j)(3)

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Michael J. Gordon, Thomas F. English, Michael P. Lackey, Catherine A. Marrion, Linda M. Reimer, Michelle D. Richter and Nicholas E. Pasyanos, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account - I (File Numbers 033-64410, 333-79309, 333-39157,
333-47728, 333-57210, 333-102674, 333-147707, 333-156513 and 333-166664) and any
amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

PRINCIPAL ACKNOWLEDGMENT:



-------------------------------------   ----------------------------------------
David G. Bedard                         Theodore A. Mathas


-------------------------------------   ----------------------------------------
Christopher O. Blunt                    Mark W. Pfaff


/s/ Frank M. Boccio
-------------------------------------   ----------------------------------------
Frank M. Boccio                         Angelo J. Scialabba


-------------------------------------   ----------------------------------------
Solomon Goldfinger                      Arthur H. Seter


-------------------------------------   ----------------------------------------
Michael J. Gordon                       Michael E. Sproule


-------------------------------------   ----------------------------------------
Angela T. Kyle                          Joel M. Steinberg


-------------------------------------   ----------------------------------------
Steven D. Lash                          Susan A. Thrope

                                                         Dated: October 12, 2010